                                    INDENTURE

                            dated as of July 1, 2002




                                 by and between



                     ACCREDITED MORTGAGE LOAN TRUST 2002-1,
                                    as Issuer

                                       and



                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee

      This INDENTURE, dated as of July 1, 2002 (as amended or supplemented from time to time as permitted hereby, this "INDENTURE"), is between ACCREDITED MORTGAGE LOAN TRUST 2002-1, a Delaware statutory business trust (together with its permitted successors and assigns, the "TRUST"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture Trustee (together with its permitted successors in the trusts hereunder, the "INDENTURE TRUSTEE").

                              PRELIMINARY STATEMENT

      The Trust has duly authorized the execution and delivery of this Indenture to provide for its Asset-Backed Notes, Series 2002-1 (the "NOTES"), issuable as provided in this Indenture. All covenants and agreements made by the Trust herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Trust is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

      All things necessary to make this Indenture a valid agreement of the Trust in accordance with its terms have been done.

                                 GRANTING CLAUSE

      Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-1 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to: (i) the Trust Estate relating to Loan Group 1; (ii) all right, title and interest of the Trust in the Sale and Servicing Agreement with respect to the Group 1 Mortgage Loans (including the Trust's right to cause the Sponsor to repurchase Group 1 Mortgage Loans from the Trust under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, each with respect to Loan Group 1; (iv) all funds on deposit from time to time in (a) the Collection Account relating to Loan Group 1, and (b) the Payment Account relating to Loan Group 1; (v) all other property of the Trust relating to Loan Group 1 from time to time; and (vi) any and all proceeds of the foregoing (collectively with respect to Loan Group 1, the "GROUP 1 COLLATERAL").

      The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Class A-1 Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

      Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-2 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to: (i) the Trust Estate relating to Loan Group 2; (ii) all right, title and interest, of the Trust in the Sale and Servicing Agreement with respect to the Group 2 Mortgage Loans (including the Trust's right to cause the Sponsor to repurchase Group 2 Mortgage Loans from the Trust under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, each with respect to Loan Group 2; (iv) all funds on deposit from time to time in (a) the Collection Account relating to Loan Group 2, and (b) the Payment Account relating to Loan Group 2; (v) all other property of the Trust relating to Loan Group 2 from time to time; and (vi) any and all proceeds of the foregoing (collectively with respect to Loan Group 2, the "GROUP 2 COLLATERAL," and together with the Group 1 Collateral, the "Collateral").

      The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any), other amounts owing in respect of, the Class A-2 Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

      Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to the Reserve Account.

      The foregoing Grants shall inure to the benefit of the Note Insurer in respect of draws made on the Note Insurance Policy and amounts owing from time to time pursuant to the Insurance Agreement, and such Grants shall continue in full force and effect for the benefit of the Note Insurer until all such amounts owing to it have been repaid in full.

      The Indenture Trustee, as Indenture Trustee on behalf of the holders of each Group of Notes, acknowledges the foregoing Grants, accepts the trusts hereunder in good faith and without notice of any adverse claim or liens and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the related Notes and the Note Insurer may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that each item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee

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

in Minnesota or California. The Indenture Trustee agrees that it will hold the
Note Insurance Policy in trust and that it will hold any proceeds of any claim upon the Note Insurance Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the Note Insurance Policy.

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01. GENERAL DEFINITIONS. Except as otherwise specified or as the context may otherwise require, the terms defined in Appendix I have the respective meanings set forth in such Appendix I for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                                   ARTICLE II

                                    THE NOTES

      Section 2.01. FORMS GENERALLY. The Notes shall be substantially in the form set forth as EXHIBIT A attached hereto. Each Note may have such letters, numbers or other marks of indemnification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Trust, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

      The Definitive Notes may be produced in any manner determined by the Trust, as evidenced by its execution thereof.

      Section 2.02. FORM OF CERTIFICATE OF AUTHENTICATION. The form of the Authenticating Agent's certificate of authentication is as set forth on the signature page of the form of the Note attached hereto as EXHIBIT A. ---------

      Section 2.03. GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENT. The Notes shall be designated generally as the "Accredited Mortgage Loan Trust 2002-1, Asset-Backed Notes, Series 2002-1".

      The Notes shall be issued in the form specified in Section 2.01 hereof. The Notes shall be issued in two Classes, the Class A-1 Notes and the Class A-2 Notes. The aggregate Original Note Principal Balance of Notes that may be authenticated and delivered under the Indenture is limited to $68,704,000 of Class A-1 Notes and $138,694,000 of Class A-2 Notes, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture.

      Subject to the provisions of Sections 3.01, 5.07, 5.09 and 8.02 of this Indenture, the principal of each Class of Notes shall be payable in installments ending no later than the related Final Stated Maturity Date, unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

      All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Class A-1 Note shall be made on the basis of a year of 360 days and twelve 30-day months. All computations of interest accrued on any Class A-2 Note shall be made on the basis of a year of 360 days and the actual number of days elapsed in the related Accrual Period.

      Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07 hereof.

      Section 2.04. DENOMINATIONS. The Notes shall be issuable only as registered Notes in the denominations equal to the Authorized Denominations.

      Section 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Notes shall be executed on behalf of the Trust by an Authorized Officer of the Owner Trustee, acting at the direction of the Certificateholders. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

      Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

      At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver Notes executed on behalf of the Trust to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

      Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in Section
2.02 hereof, executed by the Authenticating Agent by the manual signature of one of its Authorized Officers or employees, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      Section 2.06. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Trust shall cause to be kept a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Master Servicer, on behalf of the Trust, shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, the Master Servicer, on behalf of the Trust, shall assume the duties of Note Registrar.

      If a Person other than the Indenture Trustee is appointed by the Trust as Note Registrar, the Trust will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

      Upon surrender for registration of transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 3.02 hereof, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees; one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance.

      At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate Note Principal Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.


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

      Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form included in EXHIBIT A attached hereto, duly executed by the Holder thereof or its attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

      No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.07 or Section 9.06 hereof not involving any transfer or any exchange made by the Note Insurer.

      The Note Registrar shall not register the transfer of a Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of ERISA or Section 4975 of the Code or (ii) the acquisition and holding of the Note by the transferee qualifies for exemptive relief under a Department of Labor Prohibited Transaction Class Exemption. Each Beneficial Owner of a Note which is a Book-Entry Note shall be deemed to make one of the foregoing representations.

      Section 2.07. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Trust, the Owner Trustee, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute and upon its delivery of a Trust Request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the note Registrar, shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Owner Trustee, the Note Insurer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost, or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Trust may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.


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

      Upon the issuance of any new Note under this Section 2.07, the Note Registrar, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trust, the Indenture Trustee or the Note Registrar) connected therewith.

      Every new Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 2.08. PAYMENTS OF PRINCIPAL AND INTEREST(a) . (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Definitive Notes that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Class of Notes and such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder
(a) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (b) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note, which shall be payable as provided in subsection (b) of this Section 2.08. A fee may be charged by the Indenture Trustee to a Holder of Definitive Notes for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07.

      Payments on Certificates will be made by or on behalf of the Indenture Trustee to or at the direction of the Person in whose name such Certificate is registered by either (i) check mailed to such Person's address as it appears in the Certificate Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account directed by a Certificateholder, if such Certificateholder (A) is Accredited Home Lenders, Inc. and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related payment Date or has provided the Indenture Trustee with such instructions for any previous Payment Date. A fee may be charged by the Indenture Trustee to a Certificateholder for any payment made by wire transfer. The Indenture Trustee shall be entitled to rely on information provided by the


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

Owner Trustee as Certificate Registrar as to all matters related to the Certificate Registrar and the Certificates.

            (b) All reductions in the Note Principal Balance of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Corporate Trust Office of the Indenture Trustee located within the United States of America pursuant to Section 3.02.

      Whenever the Indenture Trustee expects that the entire unpaid Note Principal Balance of any Note will become due and payable on the next Payment Date, other than pursuant to a redemption pursuant to Article X, it shall, no later than two (2) Business Days prior to such Payment Date, mail to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

            (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the related Payment Account on such Payment Date; and

            (ii) if such funds are available, (a) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (b) no interest shall accrue on such Note after such Payment Date.

      A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

      Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02 hereof.

            (c) Subject to the foregoing provisions of this Section 2.08, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to paragraph (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03 hereof.

            (d) The Indenture Trustee's Remittance Report, shall be prepared by the Indenture Trustee based on the loan level data provided in the Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement. The Indenture Trustee shall not have any responsibility to recalculate, verify or recompute information contained in any tape, electronic data file or disk or Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Sale and Servicing


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

Agreement except to the extent necessary to satisfy all obligations under this
Section 2.08(d).

      Within thirty (30) days after the end of each calendar year, the Indenture Trustee will be required to furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (a), (b) and (c) in the definition of "Indenture Trustee's Remittance Report," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

      From time to time (but no more than once per calendar month), upon the written request of the Sponsor, the Master Servicer, the Backup Servicer or the
Note Insurer, the Indenture Trustee shall report to the Sponsor, the Master Service, the Backup Servicer and the Note Insurer the amount then held in each Account (including investment earnings accrued) held by the Indenture Trustee and the identity of the investments included therein. From time to time, at the request of the Note Insurer, the Indenture Trustee shall report to the Note Insurer with respect to the actual knowledge of a Responsible Officer, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in Section 4.01 of the Sale and Servicing Agreement. The Indenture Trustee shall also provide the
Note Insurer such other information within its control as may be reasonably requested by the Note Insurer.

      Section 2.09. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, any agent on behalf of the Trust including but not limited to the Indenture Trustee, or the Note Insurer, may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and none of the Trust, the Indenture Trustee or any other agent of the Trust, or the Note Insurer shall be affected by notice to the contrary.

      Section 2.10. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Owner Trustee, on behalf of the Trust, shall deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Owner Trustee, on behalf of the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Owner Trustee, on behalf of the Trust shall direct by a Trust Order that they be destroyed or returned to it.

      Section 2.11. AUTHENTICATION AND DELIVERY OF NOTES. The Notes shall be executed by an Authorized Officer of the Owner Trustee, on behalf of the Trust; and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon a Trust Request and upon receipt by the Authenticating Agent of all of the following:

                  (a) A Trust Order authorizing the execution, authentication and delivery of the Notes and specifying the Note Principal Balance and the Percentage Interest of such Notes to be authenticated and delivered.

                  (b) A Trust Order authorizing the execution and delivery of this Indenture and the Sale and Servicing Agreement.

                  (c) One or more Opinions of Counsel (which opinion shall not be at the expense of the Indenture Trustee or the Trust) addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer are expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

      In rendering the opinions set forth above, such counsel may rely upon Officer's Certificates of the Trust, the Owner Trustee, the Sponsor, the Master Servicer, the Backup Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (a) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (b) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of tile United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of ERISA).

      The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Authenticating Agent and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the Note Insurance Policy.

                  (d) An Officer's Certificate of the Trust complying with the requirements of Section 11.01 and stating that:

                  (i) the Trust is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (ii) the Trust is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released), and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                  (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule 1 to this Indenture is correct;

                  (iv) the Trust has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan; and

                  (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the ERISA, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Trust.

                  (e)   An executed counterpart of the Sale and Servicing
      Agreement.

                  (f)   [Reserved].

                  (g)   An executed counterpart of the Trust Agreement.

                  (h)   An executed copy of the Insurance Agreement.

                  (i)   An original executed copy of the Note Insurance Policy

                  (j) A copy of a letter from Moody's that is has assigned a rating of "Aaa" to each Class of the Notes and a copy of a letter from S&P that it has assigned a rating of "AAA" to each Class of the Notes.

      Section 2.12. BOOK-ENTRY NOTE. The Notes will be issued initially as one or more certificates in the name of Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon the termination of the book-entry system as described in
Section 2.13. In such case, the Note Registrar shall deal with the Clearing Agency as representative of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "BROKERAGE FIRM" or "INDIRECT PARTICIPATING FIRM") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, if any, the Trust or the Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

      Section 2.13. TERMINATION OF BOOK ENTRY SYSTEM(a). (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

                  (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor Clearing Agency satisfactory to the Master Servicer, on behalf of the Trust;

                  (ii) The Certificateholders, on behalf of the Trust, in their sole discretion, elect to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

                  (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Principal Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

                  (b)   Upon the occurrence of any event described in subsection
(a) of this Section 2.13, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate outstanding Note Principal Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Trust nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

                                   ARTICLE III

                                    COVENANTS

      Section 3.01. PAYMENT OF NOTES. The Trust will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Trust and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

      Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Indenture Trustee will always maintain its corporate trust office at a location in the United States of America where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. Such location shall be the Corporate Trust Office of the Indenture Trustee.

      The Owner Trustee, at the direction of the Certificateholders, on behalf of the Trust may also from time to time, at the expense of the Certificateholders, designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to Section 3.03 hereof. The Owner Trustee, at the direction of the Certificateholders, on behalf of the Trust will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

      Section 3.03. MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the related Payment Account pursuant to Sections 5.07 or
8.02 hereof shall be made on behalf of the Trust by the Indenture Trustee, and no amounts so withdrawn from the related Payment Account for payments on the Notes shall be paid over to the Trust under any circumstances except as provided in this Section 3.03 or in Sections 5.07 or 8.02 hereof.

      With respect to Definitive Notes, if the Trust shall have a Note Registrar that is not also the Indenture Trustee, such Note Registrar shall furnish, no later than the fifth (5th) calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

      Whenever the Trust shall have a Paying Agent other than the Indenture Trustee, the Master Servicer, on behalf of the Trust, will, on or before the Business Day next preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Trust Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII hereof.

      Subject to the prior written consent of the Note Insurer, any Paying Agent other than the Indenture Trustee, may be appointed by Trust Order and at the expense of the Trust. The Trust shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments". The Master Servicer, on behalf of the Trust, will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Owner Trustee, on behalf of the Trust, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

            (a) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Indenture Trustee's Remittance Report, in each case to the extent permitted by applicable law;

            (b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (c) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

            (d) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Trust (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

            (e) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any Default by the Trust (or any other obligor upon the Notes), upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

            (f) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; PROVIDED, HOWEVER, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Master Servicer, on behalf of the Trust, has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

      The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Trust Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee in the same trusts as such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Trust, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or an), Paying Agent, at the last address of record for each such Holder).

      Section 3.04.  EXISTENCE OF TRUST(a) . (a) Subject to paragraphs (b) and
(c) of this Section 3.04, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the other Basic Documents.

            (b) Subject to Section 3.09(g) hereof, and with the prior written consent of the Note Insurer, any entity into which the Trust may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trust shall be a party, shall be the successor issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Trust may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(g)).

            (c) Upon any consolidation or merger of or other succession to the Trust in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Trust) may exercise every right and power of, and shall have all of the obligations of, the Trust under this Indenture with the same effect as if such Person had been named as the issuer herein.

      Section 3.05. PROTECTION OF TRUST ESTATE(a) . (a) The Trust will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

            (i) Grant more effectively all or any portion of the Trust Estate as made by this Indenture;

            (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the Mortgage Loans or the Sale and Servicing Agreement; or

            (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholders and the Note Insurer in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

            (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the Closing Date (provided that the Indenture Trustee may allow for the release of the Indenture Trustee's Mortgage File as provided in tile Sale and Servicing Agreement) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

      Section 3.06. OPINIONS AS TO THE TRUST ESTATE. On or before April 30th in each calendar year, beginning in 2003, the Master Servicer, on behalf of the Trust, shall furnish to the Backup Servicer, the Indenture Trustee and the Note Insurer an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Note Insurer either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

      Section 3.07. PERFORMANCE OF OBLIGATIONS(a) . (a) The Trust shall punctually perform and observe all of its obligations under this Indenture and the other Basic Documents.

            (b) The Trust shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the other Basic Documents or such document included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Noteholders and the Note Insurer.

            (c) If the Master Servicer or the Owner Trustee, on behalf of the Trust, shall have knowledge of the occurrence of a Servicer Event of Default, the Master Servicer or the Owner Trustee, as applicable, shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and, in the case of the Master Servicer, shall specify in such notice the action, if any, the Master Servicer is taking with respect to such default.

            (d) Upon any termination of the Master Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Note Insurer and the Rating Agencies. As soon as any successor Master Servicer is appointed, the Indenture Trustee shall notify the
Note Insurer and the Rating Agencies, specifying in such notice the name and address of such successor Master Servicer.

      Section 3.08. INVESTMENT COMPANY ACT. The Trust shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

      Section 3.09.  NEGATIVE COVENANTS. The Trust shall not:

            (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, except as expressly permitted by this Indenture and the other Basic Documents;

            (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

            (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture, or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 12.01 of the Trust Agreement;

            (d) incur, issue, assume or otherwise become liable for any indebtedness other than the Notes;

            (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Notes pursuant to this Indenture;

            (f) subject to Article X of the Trust Agreement, dissolve or liquidate in whole or in part (until the Notes are paid in full);

            (g) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any pall thereof or any interest therein or the proceeds thereof; or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate; or

            (h) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Trust to be taxable as (x) an association pursuant to Section 7701 of the Code and the corresponding regulations or (y) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

      Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE. On or before April 30, 2003, and each April 30 thereafter, the Master Servicer, on behalf of the Trust, shall deliver to the Backup Servicer, the Indenture Trustee, the Note Insurer and the Sponsor a written statement, signed by an Authorized Officer of the Master Servicer, on behalf of the Trust, stating that:

            (i) a review of the fulfillment by the Trust during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

            (ii) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

      Section 3.11. RESTRICTED PAYMENTS. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Master Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the other Basic Documents and the Trust will not, directly or indirectly, make or cause to be made payments to or distributions from any Payment Account except in accordance with this Indenture.

      Section 3.12. TREATMENT OF NOTES AS DEBT FOR TAX PURPOSES. For purposes of federal, state and local income, franchise and any other income taxes, the Trust will treat the Notes as indebtedness, and hereby instructs the Indenture Trustee, Payee Agent, the Master Servicer and the Backup Servicer, on behalf of the Trust to treat the Notes as indebtedness for all applicable tax reporting purposes.

      Section 3.13. NOTICE OF EVENTS OF DEFAULT. The Master Servicer, on behalf of the Trust, shall give the Backup Servicer, the Indenture Trustee, the Note Insurer, the Rating Agencies and the Sponsor prompt written notice of each Event of Default hereunder of which it has knowledge, each default on the part of the Master Servicer of its obligations under the Sale and Servicing Agreement and each default on the part of the Sponsor of its obligation under the Sale and Servicing Agreement.

      Section 3.14. FURTHER INSTRUMENTS AND ACTS. Upon written request of the Indenture Trustee or the Note Insurer, the Owner Trustee, on behalf of the Trust, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. Whenever the following conditions shall have been satisfied:

            (a)   either

            (i)   all Notes theretofore authenticated and delivered (other than
      (x) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07 hereof, and (y) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Trust, as provided in Section 3.03 hereof) have been delivered to the Note Registrar for cancellation; or

            (ii) all Notes not theretofore delivered to the Note Registrar for cancellation, (a) have become due and payable, or (b) will become due and payable at the Final Stated Maturity Date within one (1) year, or (c) are to be called for redemption pursuant to Section 10.01 hereof within one
      (1) year under irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Sponsor,

and the Sponsor, in the case of clause ii(c), or Master Servicer, in the case of clauses (ii)(a) or (ii)(b) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire unpaid Note Principal Balance of such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Final Stated Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Final Stated Maturity Date of their entire unpaid Note Principal Balance, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

            (b) the Master Servicer, on behalf of the Trust, has paid or caused to be paid all other sums payable hereunder by the Trust (including, without limitation, amounts due the Note Insurer); and

            (c) the Master Servicer, on behalf of the Trust, has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon a Trust Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Trust, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Trust or upon Trust Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in paragraphs (a) and (b) above.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and any Paying Agent to the Trust and the Holders of Notes under Section 3.03 hereof, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 hereof and the provisions of
Section 2.07 hereof with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

      Section 4.02. APPLICATION OF TRUST MONEY. All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

      Section 4.03.  SUBROGATION AND COOPERATION.

            (a) The Trust and the Indenture Trustee acknowledge that (i) to the extent the Note Insurer makes payments under the Note Insurance Policy on account of principal of or interest on the Mortgage Loans the Note Insurer will be fully subrogated to the rights of the Noteholders to receive such principal of and interest on the Mortgage Loans of the related Trust Estate, and (ii) the
Note Insurer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

            (b) The Indenture Trustee shall cooperate in all respects with any reasonable request or direction by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interest under this Indenture, the Sale and Servicing Agreement or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including without limitation upon the occurrence and continuance of a Default, a request to take any one or more of the following actions:

            (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Trust monies adjudged due;

            (ii) sell either Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

            (iii) cause the Sponsor to record all assignments that have not previously been recorded;

            (iv) institute proceedings from time to time for the complete or partial foreclosure of this Indenture; and

            (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder.

            (c) Following the payment in full of the Notes, the Note Insurer shall continue to have all rights and privileges provided to it under this
Section 4.03 and in all other provisions of this Indenture, until all amounts owing to the Note Insurer have been paid in full.

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                                   ARTICLE V

                              DEFAULTS AND REMEDIES

      Section 5.01. EVENT OF DEFAULT. "EVENT OF DEFAULT", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, on any Payment Date, any Interest Payment Amount due and payable on such Payment Date;

            (b) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, (x) on any Payment Date, an amount equal to the Base Principal Payment Amount due on the Notes on such Payment Date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the Final Stated Maturity Date for any Class of Notes, the aggregate outstanding Note Principal Balance of such Class of Notes;

            (c) if the Trust shall breach or default in the due observance of any one or more of the covenants hereof;

            (d) if the Trust shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing, its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the Trust is generally not paying its debts as they come due, or the Trust shall make a general assignment for the benefit of creditors;

            (e) if the Trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against the Trust in any, such proceeding, or the Trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

            (f) if an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Trust, a custodian, receiver, trustee or liquidator (or other similar official) of the Trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof;

            (g) if a petition against the Trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within ninety (90) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the Trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days; or

            (h)   an event of default under the Insurance Agreement.

      Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and at the direction of the Note Insurer, in the absence of a Note Insurer Default, or, with the prior written consent of the Note Insurer, at the direction of Holders of Notes representing at least 51% of the Note Principal Balance of the Outstanding Notes of all of the Classes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Trust (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the entire unpaid Note Principal Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

      At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, the Note Insurer, in the absence of a Note Insurer Default, or the Holders of Notes representing at least 51% of the Note Principal Balance of the Outstanding Notes of all of the Classes, with the prior written consent of the
Note Insurer, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

            (i) all payments of principal of, and interest on, all Outstanding Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

            (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

            (b) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14 hereof.

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

      No such rescission shall affect any subsequent Default or impair any right consequent thereon.

      Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. Subject to the provisions of Section 3.01 hereof and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer, and shall at the written direction of the Note Insurer or of the Holders of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, with the consent of the Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee; on behalf of the Noteholders and the Note Insurer, or any Noteholder against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens; assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel from the Trust Estate.

      Section 5.04. REMEDIES. If an Event of Default shall have occurred and be continuing and the Notes been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17 hereof, to the extent applicable) shall, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

            (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03 hereof;

            (b) in accordance with Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

            (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

            (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the
Note Insurer hereunder; and

            (e) refrain from selling the Trust Estate and apply all funds on deposit in each of the Accounts pursuant to Section 5.07 hereof.

      Section 5.05. INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust or any other obligor upon any of the Notes or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest shall, with the prior written consent of the Note Insurer be entitled and empowered, by intervention in such Proceeding or otherwise to:

            (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel), the Noteholders and the Note Insurer allowed in such Proceeding, and

            (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

      Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

      Section 5.06. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to paragraph (a) of Section 5.07 hereof.

      Section 5.07. APPLICATION OF MONEY COLLECTED. If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to each Class of Notes pursuant to this
Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Class of Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, such Class of Notes, upon presentation and surrender thereof:

            (a) FIRST, to the Indenture Trustee, any unpaid Indenture Trustee Fees with respect to such Class then due and any other amounts payable and due to the Indenture Trustee with respect to such Class under this Indenture, including any amounts in respect of indemnification or reimbursement of costs and expenses including costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V (subject to Section
6.16 herein), to the Note Insurer, any unpaid Premium with respect to such Class then due, and to the Owner Trustee, any unpaid Owner Trustee Fees with respect to such Class then due;

            (b) SECOND, from amounts then on deposit in the related Payment Account, to the Holders of the related Class of Notes, the Payment Amount for such Class;

            (c) THIRD, from amounts then on deposit in the related Payment Account, the allocable portion of the Over-collateralization Deficit, if any, for the related Class of Notes;

            (d) FOURTH, from amounts then on deposit in the related Payment Account, to the Holders of the other Class of Notes, the Shortfall Amount for such other Class;

            (e) FIFTH, from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the related Class as of such Payment Date;

            (f) SIXTH, from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the other Class of Notes as of such Payment Date to the extent not already paid pursuant to clause (e) above;

            (g) SEVENTH, from amounts then on deposit in the related Payment Account, the Over-collateralization Increase Amount for the related Class of Notes;

            (h) EIGHTH, to the payment of the Note Principal Balance of the Outstanding Notes of such Class, up to the amount of their unpaid Note Principal Balance, ratably, without preference or priority of any kind;

            (i) NINTH, from amounts then on deposit in the related Payment Account, to the Reserve Account, the Reserve Payment Amount;

            (j) TENTH, with respect to the Class A-2 Notes, from amounts then on deposit in the related Payment Account, to the Holders of the Class A-2 Notes, the Class A-2 Net WAC Cap Carry-Forward Amount;

            (k)   ELEVENTH, from:

                  (A) amounts then on deposit in the Payment Account related to the Class A-1 Notes, to the Master Servicer, any amount due to it with respect to the Group 1 Mortgage Loans; and

                  (B) amounts then on deposit in the Payment Account related to the Class A-2 Notes, to the Master Servicer, any amount due to it with respect to the Group 2 Mortgage Loans; and

            (l) TWELFTH, to the Indenture Trustee, any amounts in respect of indemnity or reimbursement due the Indenture Trustee under any of the Basic Documents to the extent not previously paid or reimbursed under paragraph (a) hereof; and

            (m) THIRTEENTH, to the Owner Trustee, its Expenses, to the extent not already paid by the Servicer pursuant to Section 9.02 of the Trust Agreement; and

            (n) FOURTEENTH, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in each Payment Account, the Indenture Trustee shall distribute to or at the direction of the Certificateholders (as identified in the Certificate Register maintained by the Owner Trustee), the amount remaining on such Payment Date in each Payment Account, if any.

      Section 5.08. LIMITATION ON SUITS. No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

            (b) the Holders of Notes representing not less than 25% of the Note Principal Balance of the Outstanding Notes of all of the Classes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Indenture Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, has failed to institute any such Proceeding;

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes; and

            (f) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

            (g) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, the Indenture Trustee shall take the action prescribed by the Group representing a greater percentage of the Note Principal Balance of the Outstanding Notes of all of the Classes.

      Section 5.09. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject to the provisions in this Indenture (including Sections
3.01 and 5.03 hereof) limiting the right to recover amounts due on a Note to recovery from amounts in the portion of the Trust Estate relating to such Note, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.10. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined to be adverse to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

      Section 5.11. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of an), right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.12. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

      Section 5.13. CONTROL BY NOTEHOLDERS. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes on the applicable Record Date shall, with the consent of the Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Principal Balance of the Outstanding Notes specified in Section 5.17(b)(i) hereof, unless Section 5.17(b)(ii) hereof is applicable; and

            (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

      Section 5.14. WAIVER OF PAST DEFAULTS. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a Default:

            (a) in the payment of principal or any installment of interest on any Note; or

            (b)   in respect of a covenant or provision hereof that under
Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      Section 5.15. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Indenture Trustee or the Note Insurer, to any suit instituted by any Noteholder, or Group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Principal Balance of the Outstanding Notes of all of the Classes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Interest Payment Amount or Base Principal Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption
Date).

      Section 5.16. WAIVER OF STAY OR EXTENSION LAWS. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.17. SALE OF TRUST ESTATE(a) . (a) The power to effect any sale (a "SALE") of any portion of the Trust Estate pursuant to Section 5.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may, with the consent of the Note Insurer, from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

            (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

            (i) the Holders of Notes representing not less than 50% of the Note Principal Balance of the Notes of all of the Classes then Outstanding and the Note Insurer consents to or directs the Indenture Trustee to make such Sale; or

            (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes and the Note Insurer in respect of Reimbursement Amounts, in full payment thereof in accordance with Section 5.07 hereof, on the Payment Date next succeeding the date of such Sale.

      The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no Sale hereunder shall be effective without the consent of the Note Insurer.

            (c) Unless the Holders of all Outstanding Notes or the Note Insurer have otherwise consented or directed the Indenture Trustee, at any), public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (b)(ii) of this
Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee (i) on behalf of the Noteholders and the Note Insurer, shall prevent such Sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders and the Note Insurer.

            (d)   In connection with a Sale of all or any portion of the Trust
Estate:

            (i) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

            (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (a) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 hereof on the Payment Date next succeeding the date of such Sale and (b) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

            (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

            (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

            (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      Section 5.18. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.07 hereof.

      Section 5.19. NO RECOURSE. The Trust Estate Granted to the Indenture Trustee as security for the Notes serves as security only for the Notes. The Noteholders shall have no recourse against the Owner Trustee, the Indenture Trustee, the Note Registrar, the Authenticating Agent, the Sponsor, the Master Servicer, the Backup Servicer or any of their respective Affiliates, or to the assets of any of the foregoing entities.

      Section 5.20. APPLICATION OF THE TRUST INDENTURE ACT. Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

      Section 5.21. SUSPENSION AND TERMINATION OF NOTE INSURER'S RIGHTS. During the continuation of a Note Insurer Default, rights granted or reserved to the
Note Insurer hereunder shall vest instead in the Noteholders, and may be exercised at the direction of Holders of Notes representing at least 51% of the Note Principal Balance of the Outstanding Notes of all of the Classes; provided, that the Note Insurer shall be entitled to any distributions of reimbursements as set forth in the Indenture and the Insurance

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

Agreement and the Note Insurer shall retain those rights under Section 12.01 to consent to any amendment of this Agreement.

      At such time as either (i) the outstanding Note Principal Balance of the Notes has been reduced to zero or (ii) the Note Insurance Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all amounts owed under the Note Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Note Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

      Section 6.01. DUTIES OF INDENTURE TRUSTEE(a) . (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b)   Except during the continuance of an Event of Default:

            (i) the Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions, resolutions, statements, reports, instruments or other documents furnished to the Indenture Trustee and conforming, on their faces, to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own ,willful misconduct, except that:

            (i) The duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied covenants or

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

      obligations shall be read into this Indenture against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or other documents (including, but not limited to, any reports or statements furnished by the Master Servicer or Backup Servicer) reasonably believed by the Indenture Trustee to be genuine and to have been furnished by the proper party to the Indenture Trustee and which on their face, do not contradict the requirements of this Indenture;

            (ii) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

            (iii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

            (iv) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Noteholders or the Note Insurer (including directions pursuant to Sections 5.13 or 5.17 hereof or in accordance with the direction of the Note Insurer) or exercising any trust or power or remedy conferred upon the Indenture Trustee under this Indenture; and

            (v) The Indenture Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with any of its obligations under the Sale and Servicing Agreement or any breach of representations or warranties under the Sale and Servicing Agreement unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or breach or the Indenture Trustee receives written notice of such failure or breach from the Master Servicer, the Backup Servicer or the Note Insurer.

            (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Sections 5.01(d), 5.01(e) or 5.01(f) hereof or any Default described in Sections 5.01(c) hereof or of any event described in Section 3.05 hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for this Indenture has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Trust, the Trust Estate or this Indenture.

            (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under this Indenture or the other Basic Documents.

            (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 6.01 and to the provisions of the TIA.

            (g) Notwithstanding any extinguishment of all right, title and interest of the Trust in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof), the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

            (h) The Indenture Trustee shall at all times retain possession of the Indenture Trustee's Mortgage Files in the State of Minnesota or the State of California, except for those Indenture Trustee's Mortgage Files or portions thereof released to the Master Servicer or the Note Insurer pursuant to this Indenture or the Sale and Servicing Agreement.

            (i) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (a) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (b) to see to any insurance, (c) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Payment Accounts or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or the Backup Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture trustee to be genuine and to have been signed or presented by the proper party or parties.

      Section 6.02. NOTICE OF DEFAULT. Immediately after the occurrence of any Default known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Insurer and the Sponsor notice of each such Default and, within ninety (90) days after the occurrence of any Default known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to a Responsible Officer of the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

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

      Section 6.03. RIGHTS OF INDENTURE TRUSTEE(a) . (a) Except as otherwise provided in Section 6.01 hereof, the Indenture Trustee may rely on, and be protected in acting or refraining to act upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

            (c) With the consent of the Note Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

            (e) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Note Insurer, pursuant to the provisions of this Indenture, unless such Noteholders or the Note Insurer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (f) The Indenture Trustee shall not be bound to make any investigation into the facts of the matters stated in any resolution, certificate, statement, instrument, opinion, report notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders or the Note Insurer and provided further that payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in tile making of such investigation is, in the opinion of the Indenture Trustee, reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or such other security or indemnity as the Indenture Trustee may reasonably require as a condition to taking any such action.

            (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act.

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

      Section 6.04. NOT RESPONSIBLE FOR RECITALS, ISSUANCE OF NOTES OR MORTGAGE LOANS. The recitals contained herein and in the Notes, except, with respect to the Indenture Trustee, the certificates of authentication on the Notes, shall be taken as the statements of the Trust, and the Owner Trustee, the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Owner Trustee and the Indenture Trustee make no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. Neither the Indenture Trustee nor the Owner Trustee shall be accountable for the use or application by the Trust of the Notes or the proceeds thereof or any money paid to the Trust or upon a Trust Order pursuant to the provisions hereof.

      The Indenture Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Noteholders under this Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance or primary mortgage insurance thereon; the validity of the assignment of any Mortgage Loan to the Indenture Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Sponsor, Issuer, Master Servicer, Backup Servicer, Note Insurer with any warranty or representation made under this Indenture, the Sale and Servicing Agreement, the Insurance Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Sponsor or the Master Servicer or any loss resulting therefrom; the acts or omissions of any of the Sponsor, the Master Servicer or any Mortgagor; any action of the Master Servicer taken in the name of the Indenture Trustee; the failure of the Master Servicer to act or perform any duties acquired of it as agent of the Indenture Trustee hereunder; or any action by the Indenture Trustee taken at the instruction of the Master Servicer or the
Note Insurer. The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder.

      Section 6.05. MAY HOLD NOTES. The Indenture Trustee, any Agent, or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07, 6.09 and 6.12 hereof, may otherwise deal with the Trust or any Affiliate of the Trust with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

      Section 6.06. MONEY HELD IN TRUST. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

      Section 6.07. ELIGIBILITY, DISQUALIFICATION. Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have an indenture trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08 hereof. The Indenture Trustee shall be subject to TIA Section 310(b).

      Section 6.08. INDENTURE TRUSTEE'S CAPITAL AND SURPLUS. The Indenture Trustee shall at all times (a)(i) have a combined capital and surplus of at least $550,000,000, or (ii) be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and (b) be rated (or have long- term debt rated) "BBB" or better by S&P and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

      Section 6.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR(a) . (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 6.10 hereof.

            (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            (c) The Indenture Trustee may be removed at any time by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, by written notice delivered to the Indenture Trustee and to the Trust.

            (d)   If at any time:

            (i) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 hereof and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 hereof after written request therefor by the Trust or by any Noteholder; or

            (ii)  the Indenture Trustee shall cease to be eligible under Section
      6.08 hereof or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture

      Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Owner Trustee, on behalf of the Trust, by a Trust Order, with the consent of, or at the direction of the Note Insurer, may remove the Indenture Trustee, and the Owner Trustee, on behalf of the Trust, by a Trust Order, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Owner Trustee, on behalf of the Trust, and the Note Insurer do not join in such appointment within thirty (30) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (y) subject to Section 5.15 hereof, and, in the case of a conflicting interest as described in clause (i) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six (6) months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Note Insurer may, and if the Note Insurer fails to do so, the Owner Trustee, on behalf of the Trust, by a Trust Order, shall promptly, appoint a successor Indenture Trustee acceptable to the Note Insurer and reasonably acceptable to the Sponsor.

            (f) The Master Servicer, on behalf of the Trust, shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Backup Servicer, the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

      Section 6.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR INDENTURE TRUSTEE. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, upon a Trust Request of the Owner Trustee or the Note Insurer, on behalf of the Trust, or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges and any fees, expenses or other amounts owing the Indenture trustee, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon a written request of any such successor Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall, with the written consent of the Note Insurer, execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

      No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article VI.

      Section 6.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF INDENTURE TRUSTEE. Any corporation or banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided, that such corporation or banking association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

      Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST TRUST. The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

      Section 6.13. CO-INDENTURE TRUSTEES AND SEPARATE INDENTURE TRUSTEES. At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power and shall execute and deliver all instruments necessary to appoint one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 6.13. All fees and expenses of any co-trustee or separate trustee shall be payable by the Trust.

      Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Owner Trustee, on behalf of the Trust, with the written consent of the Note Insurer.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

            (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (c) The Indenture Trustee at any time may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section
6.13. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.13.

            (d) The Indenture Trustee shall not be liable by reason of any act or omission of a co-trustee or separate trustee appointed by the Indenture Trustee with due care. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

            (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      Section 6.14. AUTHENTICATING AGENTS. The Owner Trustee, acting at the direction of the Certificateholders, shall appoint an Authenticating Agent with power to act on the Trust's behalf, subject to the direction of the Certificateholders, in the authentication and delivery of the Notes designated for such authentication and, containing provisions therein for such authentication (unless the Owner Trustee, acting at the direction of the Certificateholders, has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under
Section 2.06 hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by Section 2.06 hereof to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections
2.05 and 2.11 hereof in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 hereof for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee, shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06 hereof. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be its Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terns of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar. Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or banking association.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trust. The Owner Trustee, acting at the direction of the Certificateholders, may at any time with the consent of the Note Insurer terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Indenture Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Owner Trustee, acting at the direction of the Certificateholders, shall promptly appoint a successor Authenticating Agent acceptable to the Note Insurer, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

      The Indenture Trustee agrees, subject to Section 6.01(e) hereof to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.16 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.

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

      Section 6.15. REVIEW OF MORTGAGE FILES(a) . (a) The Indenture Trustee shall, on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Note Insurance Policy required by Section 2.06(a) of the Sale and Servicing Agreement.

            (b) The Indenture Trustee shall (i) on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Mortgage Loans required by Section 2.06(b)(1) of the Sale and Servicing Agreement, (ii) on or prior to sixty (60) days following the Closing Date, execute and deliver the Initial Certification required by Section 2.06(b)(ii) of the Sale and Servicing Agreement, and (iii) on or prior to one hundred eighty (180) days following the Closing Date, execute and deliver the Final Certification required by Section 2.06(b)(iii) of the Sale and Servicing Agreement.

            (c) In giving each of the acknowledgements, the Initial Certification and the Final Certification referred to in paragraphs (a) and (b) of this Section 6.15, the Indenture Trustee shall not be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

            (d) In the event that the Mortgage Loans are required to be recorded in accordance with the provisions of Section 2.05 of the Sale and Servicing Agreement, no later than the fifth Business Day of each third month, commencing in August 2002, the Indenture Trustee shall deliver to the Master Servicer and the Note Insurer a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received
(i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) an original recorded Assignment of Mortgage to the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

      Section 6.16. INDENTURE TRUSTEE FEES AND EXPENSES INDEMNIFICATION. The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee also shall be entitled to
(i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture or the Sale and Servicing Agreement (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), and (ii) indemnification against losses, liability costs and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture, the Notes, the Sale and Servicing Agreement or any other documents or agreements relating to the Trust or the Notes, other than any loss, liability, cost or expense incurred solely by reason of willful malfeasance, bad faith or negligence of the Indenture Trustee in the performance of its duties under the Basic Documents or by reason of its failure to perform its obligations hereunder. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by, first, the Trust Estate as a first-priority expense, in an amount not to exceed $125,000 in any calendar year, second, the Trust Estate on any Payment Date after required payments to the Notes and Note Insurer and, third, the Master Servicer, to the extent that the Indenture Trustee's claims for indemnification exceed $125,000 in any calendar year, and held harmless against any loss, liability costs or reasonable expense incurred in connection with this Indenture or the Notes, other than any loss, liability, cost or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Indenture Trustee of its duties hereunder or by reason of its failure to perform its obligations hereunder. The obligations of the Master Servicer and the Trust under this Section 6.16 shall survive termination of the Trust and payment of the Notes, and shall extend to any co-Indenture Trustee or separate-Indenture Trustee appointed pursuant to this Article VI.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

      Section 7.01. NOTE REGISTRAR TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS(a) . (a) The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than forty-five
(45) days nor more than sixty (60) days after the Payment Date occurring closest to six (6) months after the Closing Date and each Payment Date occurring at six
(6) month intervals thereafter, all information in the possession or control of the Note Registrar, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

            (b) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under paragraph (a) of this Section 7.01, the Note Registrar shall also furnish all Noteholder lists, if any, required under
Section 3.03 hereof at the times required by such Section 3.03.

      Section 7.02. PRESERVATION OF INFORMATION: COMMUNICATIONS TO NOTEHOLDERS(a) . (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 hereof upon receipt of a new list so furnished.

            (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

            (c) The Trust, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

      Section 7.03. REPORTS BY INDENTURE TRUSTEE. Within sixty (60) days after December 31 of each year (the "reporting date"), commencing December 31, 2002,
(i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Indenture Trustee's Remittance Report pursuant to Section 2.08(d) hereof, also mail to Holders of Notes and the Note Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Principal Balance of the then Outstanding Notes covered by the report.

      Section 7.04. REPORTS BY TRUST. The Trust shall cause the Master Servicer, on behalf of the Trust, (a) to deliver to the Indenture Trustee and the Backup Servicer within fifteen (15) days after the Trust is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Trust is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and (b) to also comply with the other provisions of TIA
Section 314(a).

      A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Note Insurer be filed by the Sponsor with the Commission and with each securities exchange upon which the Notes are listed. The Master Servicer, on behalf of the Trust, will notify the Backup Servicer and the Indenture Trustee when the Notes are listed on any securities exchange.

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

      Section 8.01. ACCOUNTS; INVESTMENT; COLLECTION OF MONEYS(a) . (a) The Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, for each Class of Notes, at its Corporate Trust Office, one or more Eligible Accounts that shall collectively be the "Payment Account" for such Class. The Indenture Trustee shall promptly deposit in the related Payment Account (i) the Servicer Remittance Amount for the related Group received by it from the Master Servicer on the Servicer Payment Date pursuant to the Sale and Servicing Agreement, (ii) any other funds from any deposits for such Group to be made by the Master Servicer pursuant to the Sale and Servicing Agreement, (iii) any amount for such Group required to be deposited in such Payment Account pursuant to this Section 8.01, (iv) all amounts for such Group received pursuant to Section 8.03 hereof, (v) the Termination Price received by it from the Sponsor on the Clean-up Call Date pursuant to Section 10.01, (vi) on each Payment Date, in accordance with the Indenture Trustee's Remittance Report, the (A) Shortfall Amount for the related Class, until paid in full, and (B) the amount specified in clause (v) of Section 8.02, in each case first, from the Payment Account relating to the other Class of Notes, to the extent of the Net Monthly Excess Cashflow from the other Group of Mortgage Loans and second, from the Reserve Account, and (vii) all other amounts for such Group received for deposit in such Payment Account, including the payment of any Loan Repurchase Price or Substitution Adjustment for a Mortgage Loan in such Group received by the Indenture Trustee. All amounts that are deposited from time to time in a Payment Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in Section 8.02 hereof. All funds withdrawn from a Payment Account pursuant to Section 8.02 hereof for the purpose of making payments to the Holders of Notes shall be applied in accordance with Sections 3.03 and 8.02 hereof.

            (b) The Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, at its Corporate Trust Office, an Eligible Account that shall be the "Reserve Account" for the Notes. The Indenture Trustee shall deposit and withdraw funds in the Reserve Account in accordance with the provisions of Sections 8.01 (a) and 8.02(a) hereof.

            (c) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Accounts, other than the Payment Account or the Note Insurance Payment Account, shall at the written direction of the Master Servicer be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date. Amounts in the Payment Account may be invested in Permitted Investments at the direction of the Indenture Trustee.

      All income or other gains, if any, from investment of moneys deposited in the Collection Account and Payment Account shall be for the benefit of the Master Servicer and the Indenture Trustee, respectively and on or after each Payment Date, any such amounts may be released from such Accounts and paid to the Master Servicer or Indenture Trustee, as applicable, as part of its compensation hereunder. Any loss resulting from such investment of moneys deposited in the Collection Account or the Payment Account shall be reimbursed immediately as incurred to the related Account by the Master Servicer or Indenture Trustee, respectively. Subject to Section 6.01 hereof and the preceding sentence, neither the Indenture Trustee nor the Master Servicer shall in any way be held liable by reason of any insufficiency in the Accounts.

      The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment

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

loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

            (d) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

      If the Indenture Trustee shall not have received the Servicer Remittance Amount by close of business on any related Servicer Payment Date, the Indenture Trustee shall, unless the Master Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Servicer Remittance Amount, deliver a notice, with a copy to the Backup Servicer and the Note Insurer, to the Master Servicer of the Master Servicer's failure to remit such Servicer Remittance Amount and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Master Servicer, shall constitute a Servicer Event of Default under the Sale and Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Servicer Remittance Amount by the close of business on such Business Day, such Servicer Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Master Servicer, or its designee or assignee, any Servicer Remittance Amount received with respect to a Mortgage Loan after the related Servicer Payment Date to the extent that the Master Servicer previously made payment or provision for payment with respect to such Servicer Remittance Amount in accordance with this Section 8.01, and any such Servicer Remittance Amount shall not be deemed part of the Trust Estate.

      Except as otherwise expressly provided in this Indenture and the Sale and Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Master Servicer shall fail to remit the Servicer Remittance Amount on any Servicer Payment Date, the Indenture Trustee shall deliver a second notice to the Master Servicer, the Backup Servicer, the Trust and the Note Insurer by the close of business on the second Business Day prior to the related Payment Date indicating that a Servicer Event of Default occurred and is continuing under the Sale and Servicing Agreement. Thereupon, the Indenture Trustee shall take such actions as are required of the Indenture Trustee under Article VII of the Sale and Servicing Agreement. In addition, if a default occurs in any other performance required under the Sale and Servicing Agreement, the Indenture Trustee may, and upon the request of the Note Insurer or, with the consent of the Note Insurer, the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

      Section 8.02. PAYMENTS; STATEMENTS. On each Payment Date, the Indenture Trustee shall withdraw from each Payment Account, such amounts on deposit therein relating to the Indenture Trustee Fees, expenses and other amounts then due to it including any payments with respect to reimbursement or indemnification due to the Indenture Trustee (subject to Section 6.16), the Owner Trustee Fee due to the Owner Trustee for such Payment Date and the Premium due the Note Insurer for such Payment Date and shall pay itself the Indenture Trustee Fee and any other amounts due the Indenture Trustee and shall distribute such Owner Trustee Fee and Premium as instructed in writing by the Master Servicer. On each Payment Date, unless the Notes have been declared due and payable pursuant to Section 5.02 hereof and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07 hereof, Available Funds on deposit in each Payment Account on any Payment Date or Redemption Date shall be withdrawn from such Payment Account, in the amounts required (based on the Indenture Trustee's Remittance Report prepared by the Indenture Trustee on or before such Payment Date in reliance on the related Servicer Remittance Report), for application on such Payment Date in respect of payments for the related Class of Notes as follows:

            (i) from amounts then on deposit in the related Payment Account, to the Holders of the related Class of Notes, the Payment Amount for such Class;

            (ii) from amounts then on deposit in the related Payment Account, the Over-collateralization Deficit, if any, for the related Class of Notes;

            (iii) from amounts then on deposit in the related Payment Account, to the Holders of the other Class of Notes, the Shortfall Amount for such other Class;

            (iv) from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the related Class as of such Payment Date;

            (v) from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the other Class of Notes as of such Payment Date to the extent not already reimbursed pursuant to clause (iv) above;

            (vi) from amounts then on deposit in the related Payment Account, the Overcollateralization Increase Amount for the related Class of Notes;

            (vii) from amounts then on deposit in the related Payment Account, to the Reserve Account, the Reserve Payment Amount;

            (viii) with respect to the Class A-2 Notes, from amounts then on deposit in the related Payment Account, to the Holders of the Class A-2 Notes, the Class A-2 Net WAC Cap Carry-Forward Amount;

            (ix)  from:

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

                  (A) amounts then on deposit in the Payment Account related to the Class A-1 Notes, to the Master Servicer, any amount due to it with respect to the Group 1 Mortgage Loans; and

                  (B) amounts then on deposit in the Payment Account related to the Class A-2 Notes, to the Master Servicer, any amount due to it with respect to the Group 2 Mortgage Loans; and

            (x) from amounts then on deposit in any Payment Account, any amounts in respect of indemnity or reimbursement due the Indenture Trustee under any of the Basic Documents to the extent not previously paid or reimbursed hereunder;

            (xi) to the Owner Trustee, its Expenses as defined in section 9.02 of the Trust Agreement, to the extent the Sponsor has not already paid to the Owner Trustee such Expenses;

            (xii) following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in each Payment Account, the Indenture Trustee shall distribute to the Certificateholders (as identified in the Certificate Register maintained by the Owner Trustee), the amount remaining on such Payment Date in each Payment Account, if any; and

            (xiii) following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the Reserve Account, the Indenture Trustee shall distribute to the Certificateholders (as identified in the Certificate Register maintained by the Owner Trustee), the Reserve Account Release Amount, if any.

      Section 8.03. CLAIMS AGAINST THE NOTE INSURANCE POLICY(a) . (a) No later than two (2) Business Days prior to each Payment Date, the Indenture Trustee shall determine with respect to the immediately following Payment Date, the amount required to be on deposit in each Payment Account on such Payment Date as a result of the Master Servicer's remittance of the Servicer Remittance Amount on the related Servicer Payment Date.

            (b) If the Servicer Remittance Report with respect to any Payment Date indicates that an Insured Amount shall be payable for any Group, after giving effect to the distributions specified in Section 8.02 (calculating such distributions without giving effect to any Insured Amount to be paid by the Note Insurer on such Payment Date) the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Note Insurance Policy and submit such notice to the
Note Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for an Insured Amount.

            (c) The Indenture Trustee shall establish an Eligible Account (which may be a subaccount of the Payment Account) for the benefit of Holders of the Notes and the Note Insurer referred to herein as the "Note Insurance Payment Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit upon receipt any amount paid under the Note Insurance Policy in the Note Insurance Payment Account and distribute such amount only for purposes of payment to the Noteholders of the related Group of the Insured Amount for such Group for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policy, to the extent needed to pay the Insured Amount shall be disbursed by the Indenture Trustee to the Noteholders in accordance with Section
8.02. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Amount with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Note Insurance Payment Account shall be noted as provided in subsection (d) of this Section 8.03 in the Note Register and in the Indenture Trustee's Remittance Report. Funds held in the Note Insurance Payment Account shall not be invested. Any funds remaining in the Note Insurance Payment Account on the first Business Day following a Payment Date shall be returned to the Note Insurer pursuant to the written Instructions of the Note Insurer by the end of such Business Day.

            (d) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day's prior notice to the Indenture Trustee.

            (e) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Insured Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Insurance Policy to obtain payment by the
Note Insurer of such voided Insured Amount, and shall, at the time it provides notice to the Note Insurer, notify, by mail to the Noteholders of the affected Notes that, in the event any Noteholder's Insured Amount is so recovered, such Noteholder will be entitled to payment pursuant to the Note Insurance Policy, a copy of which shall be made available through the Indenture Trustee, the Note Insurer or the Note Insurer's fiscal agent, if any, and the Indenture Trustee shall furnish to the Note Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Indenture Trustee and subsequently recovered from the Noteholders, and dates on which such payments were made.

            (f) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "PREFERENCE CLAIM") of any payment made with respect to the Notes. Each Noteholder, by its purchase of Notes, the Master Servicer, the Backup Servicer, and the Indenture Trustee agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and
(ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Noteholder, the Master Servicer, the Backup Servicer and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of the Master Servicer, the Backup Servicer, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

            (g) The Indenture Trustee shall, upon retirement of the Notes, furnish to the Note Insurer a notice of such retirement, and, upon retirement of the Notes and the expiration of the term of the Note Insurance Policy, surrender the Note Insurance Policy to the Note Insurer for cancellation.

            (h) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee and the Trust shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

            (i) Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agrees that, unless a Note Insurer Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Notes in any proceeding in a bankruptcy of the Trust, including without limitation any proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

            (j) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Notes from the Trust. The Trust and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Trust, the Indenture Trustee or the Note Registrar (x) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Holders of such Notes, the Note Insurer will be fully subrogated to, and each Noteholder, the Trust and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust, including, without limitation, any amounts due to the Noteholders in respect of securities law violations arising from the offer and sale of the Notes, and (y) the Note Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts.

      Section 8.04. GENERAL PROVISIONS REGARDING THE PAYMENT ACCOUNTS AND MORTGAGE LOANS(a) . (a) Each Payment Account shall relate solely to the Notes of the related Class and to the Mortgage Loans in the related Group, Permitted Investments and other property securing the related Notes. Funds and other property in each Payment Account shall not be commingled with the other Payment Account or any other moneys or property of the Trust or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of a Payment Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Trust or an Affiliate); provided, that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the related Payment Account.

            (b) If any amounts are needed for payment from a Payment Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash, to the extent available, a sufficient amount of the investments in such Payment Account.

            (c) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Payment Accounts. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Payment Accounts, against delivery of the amount receivable in connection with any sale.

            (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

            (e) With respect to any portion of the Trust Estate invested in Permitted Investments, the Indenture Trustee acknowledges and agrees that:

            (i) any Permitted Investment that is held in a deposit account shall be held solely in an Eligible Account; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

            (ii) any Permitted Investment that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
      (a) and/or (b) of the definition of "Delivery," as applicable, and shall be held, pending

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      maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Uniform Commercial Code) acting solely for the Indenture Trustee; and

            (iii) any Permitted Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Permitted Investment as described in such paragraph.

      Section 8.05. RELEASES OF DELETED MORTGAGE LOANS. Upon notice or discovery by a Responsible Officer of the Indenture Trustee that any of the representations or warranties of the Sponsor set forth in Section 4.01 of the Sale and Servicing Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Sponsor to either cure, repurchase or substitute for such Mortgage Loan as provided in Section 4.02 of the Sale and Servicing Agreement. Upon any purchase of or substitution for a Deleted Mortgage Loan by the Sponsor in accordance with Section 2.06 or Section 4.02 of the Sale and Servicing Agreement, the Indenture Trustee shall deliver the Indenture Trustee's Mortgage File relating to such Deleted Mortgage Loan to the Sponsor, and the Trust and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Deleted Mortgage Loan to the Sponsor from the lien of this Indenture. Nothing in this Section 8.05 should be construed to obligate the Indenture Trustee to actively monitor the correctness or accuracy of the representations and warranties of the Sponsor.

      Section 8.06. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS; ACCESS TO CERTAIN INFORMATION. On each Payment Date, the Indenture Trustee, shall provide the written reports required by the first paragraph of Section 2.08(d) to Noteholders of record as of the related Record Date (including the Clearing Agency, if any). The Indenture Trustee will make available the Indenture Trustee's Remittance Report (and, at its option, any additional files containing the same information in an alternative format) to any interested person via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at www.ctslink.com. The Indenture Trustee shall have the right to alter the manner in which it provides its Indenture Trustee's Remittance Reports to Noteholders upon notice to Noteholders in the manner in which such Indenture Trustee's Remittance Reports are then being provided.

      The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder, designees of the Issuer, or the Note Insurer, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Indenture Trustee's Remittance Reports and other reports delivered since the Closing Date pursuant to Section 2.08(d) hereof, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Sale and Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the

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Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

      Section 8.07. RELEASE OF TRUST ESTATE. The Indenture Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Trust (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02 hereof and amounts due the Indenture Trustee hereunder).

      Section 8.08. AMENDMENT TO SALE AND SERVICING AGREEMENT. The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Sale and Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or written confirmation of satisfaction of the Rating Agency Condition or (ii) if its own rights, duties or immunities would be adversely affected.

      Section 8.09. DELIVERY OF THE MORTGAGE FILES PURSUANT TO SALE AND SERVICING AGREEMENT. As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall deliver to the Master Servicer (if directed in writing by the Master Servicer) the Indenture Trustee's Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee on or prior to the date such release is to be made of:

            (a) such Officer's Certificates, if any, as are required by the Sale and Servicing Agreement; and

            (b) a Request for Release, executed by the Master Servicer, providing that the Master Servicer (if directed in writing by the Master Servicer) will hold or retain the Indenture Trustee's Mortgage Files in trust for the benefit of the Indenture Trustee, the Note Insurer and the Holders of Notes.

      Section 8.10. MASTER SERVICER AS AGENT. In order to facilitate the servicing of the Mortgage Loans by the Master Servicer of such Mortgage Loans, the Master Servicer of the Mortgage Loans has been appointed by the Trust to retain, in accordance with the provisions of the Sale and Servicing Agreement and this Indenture, all Servicer Remittance Amounts on such Mortgage Loans prior to their deposit into the related Payment Account on or prior to the related Servicer Payment Date.

      Section 8.11. TERMINATION OF MASTER SERVICER. In the event of the occurrence of a Servicer Event of Default specified in Section 7.01 of the Sale and Servicing Agreement, the Indenture Trustee may, with the consent of the Note Insurer or, with the prior written consent of the Note Insurer, the Holder of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, and shall, upon the direction of the
Note Insurer (or as otherwise provided in the Sale and Servicing Agreement), terminate the Master Servicer as provided in Section 7.01 of the

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

Sale and Servicing Agreement. If the Indenture Trustee terminates the Master Servicer, the Backup Servicer shall, pursuant to Section 7.02 of the Sale and Servicing Agreement, assume the duties of the Master Servicer or appoint a successor master servicer acceptable to the Rating Agencies in accordance with the directions of the Note Insurer and meeting the requirements set forth in the Sale and Servicing Agreement.

      Section 8.12. OPINION OF COUNSEL. The Indenture Trustee shall be entitled to receive at least five (5) Business Days' notice of any action to be taken pursuant to Sections 8.08 and 8.09 hereof (other than in connection with releases of Mortgage Loans that were subject to a prepayment in full), accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

      Section 8.13. APPOINTMENT OF COLLATERAL AGENTS. The Indenture Trustee may, at no additional cost to the Trust or to the Indenture Trustee, with the consent of the Note Insurer, appoint one or more Collateral Agents to hold all or a portion of the Indenture Trustee Mortgage Files, as Agent for the Indenture Trustee. Such Collateral Agent shall meet the requirements of Article IX of the Sale and Servicing Agreement. Matters concerning the Collateral Agents shall be governed by said Article IX.

      Section 8.14. RIGHTS OF THE NOTE INSURER TO EXERCISE RIGHTS OF NOTEHOLDERS. By accepting its Notes, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Indenture, without any further consent of the Noteholders, including, without limitation:

            (a) the right to require the Master Servicer to effect foreclosures upon Mortgage Loan upon failure of the Master Servicer to do so;

            (b) the right to require the Sponsor to repurchase or substitute for Deleted Mortgage Loans pursuant to Section 8.05;

            (c) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

            (d)   the right to vote on proposed amendments to this Indenture.

      In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

      Except as otherwise provided in Section 8.03 hereof and notwithstanding any provision in this Indenture to the contrary, so long as a Note Insurer Default has occurred and is continuing, the Note Insurer shall have no rights to exercise any voting rights of

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

the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

      All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

      Section 8.15. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE NOTE INSURER. The Indenture Trustee shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholders and the Note Insurer, and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Trust and the Indenture Trustee, at any time and from time to time, may enter into one or more indenture supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

            (c) to evidence the succession of another Person to the Trust to the extent permitted herein, and the assumption by any such successor of the covenants of the Trust herein and in the Notes contained;

            (d) to add to the covenants of the Trust, for the benefit of the Holders of all Notes and the Note Insurer, or to surrender any right or power herein conferred upon the Trust;

            (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the Certificateholders; PROVIDED, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Holders of the Notes and the

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

Note Insurer if the Person requesting the amendment obtains written confirmation of the satisfaction of the Rating Agency Condition; or

            (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

      Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Principal Balance of all Outstanding Notes of the Classes affected thereby by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (a) change any Payment Date or the Final Stated Maturity Date of the Notes or, with respect to the Notes, reduce the Note Principal Balance thereof or the Note Rate thereon, change the earliest date on which any Note may be redeemed at the option of the Sponsor, change payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

            (b) reduce the percentage of the Note Principal Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

            (c)   modify any of the provisions of this Section 9.02 or Sections
5.13 or 5.17(b) hereof, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding;"

            (e) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

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

            (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Interest Payment Amount or Base Principal Payment Amount for any Payment Date and any Class (including the calculation of any of the individual components of such amounts) or to affect rights of the Holders of the Notes to the benefits of any provisions for the redemption of Notes contained herein; or

            (g) incur any indebtedness, other than the Notes, that would cause the Trust or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

      The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

      It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terns the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Master Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Backup Servicer, the Note Insurer and the Rating Agencies.

      Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

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

      Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

      Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Owner Trustee, acting at the direction of the Certificateholders, shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, acting at the direction of the Certificateholders, to any such supplemental indenture may be prepared by the Master Servicer and executed by the Owner Trustee, acting at the direction of the Certificateholders, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

      Section 9.07. AMENDMENTS TO GOVERNING DOCUMENTS. The Indenture Trustee shall, upon a Trust Request, consent to any proposed amendment to the Trust's governing documents, or an amendment to or waiver of any provision of any other document relating to the Trust's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

            (a) an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

            (b) written confirmation of the satisfaction of the Rating Agency Condition with respect to such proposed amendment; and,

            (c)   consent of the Note Insurer.

      Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

      Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

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

                                   ARTICLE X

                               REDEMPTION OF NOTES

      Section 10.01. REDEMPTION(a) . (a) The Sponsor may, at its sole cost and expense, (i) terminate this Indenture and all the Notes may be redeemed in whole, but not in part, on any Redemption Date on and after the related Clean-Up Call Date at the Termination Price, and (ii) redeem the Class A-1 Notes or the Class A-2 Notes, on any Redemption Date on and after the related Clean-up Call Date at the applicable Termination Price provided that, in each case, the Group related to the Class of Notes that is not being redeemed has reached its specified Over-Collateralization Amount and will remain at its Specified Over-Collateralization Amount after giving effect to the redemption of the Class of Notes being redeemed.

            (b) Any such purchase or redemption shall be accomplished by deposit by the Sponsor, into the related Payment Account of the Termination Price on the Servicer Payment Date preceding the Redemption Date. The amounts on deposit therein shall be distributed by the Indenture Trustee on such Redemption Date in accordance with the priority set forth in Section 8.02 hereof. No termination or redemption is permitted without the prior written consent of the
Note Insurer if it would result in a draw on the Note Insurance Policy.

            (c)   [Reserved].

            (d) Upon the redemption of all of the Notes, the Mortgage Loans in the Trust Estate shall be released and delivered to the Sponsor. In the case of a redemption of the Class A-1 Notes only, the Mortgage Loans in Group 1 will not be released from the lien of this Indenture until such time as the Class A-2 Notes are redeemed and any amounts due to the Note Insurer have been paid. In such case, the Group 1 Mortgage Loans will continue to be pledged to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, to secure the obligations of the Trust with respect to the Class A-2 Notes. In the case of a redemption of the Class A-2 Notes only, the Mortgage Loans in Group 2 will not be released from the lien of the Indenture until such time as the Class A-1 Notes are redeemed and any amounts due to the Note Insurer have been paid. In such case, the Group 2 Mortgage Loans will continue to be pledged to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, to secure the obligations of the Trust with respect to the Class A-1 Notes. In the case of a redemption of the Class A-1 Notes only or the Class A-2 Notes only, all tests performed to determine (i) if the Step Down Requirement is satisfied or (ii) if a Servicer Event of Default under clauses (viii) or (ix) of Section 7.01(a) of the Sale and Servicing Agreement then exists, shall be performed in respect of the related Redemption Date and each Payment Date thereafter without regard to the Mortgage Loans in the Loan Group related to the Class of Notes that is being (or has been) redeemed (including without regard to any prior performance of such Mortgage Loans).

            (e) Upon receipt of the notice from the Sponsor of its election to redeem the Notes pursuant to Section 10.01 (a) hereof (which shall state that the Sponsor

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

has determined that the conditions to redemption at the option of the Sponsor have been satisfied and setting forth information as may be required to accomplish such redemption), the Indenture Trustee shall prepare and deliver to the Trust, the Master Servicer, the Backup Servicer and the Note Insurer, no later than the related Redemption Date, an Indenture Trustee's Remittance Report.

      Section 10.02. FORM OF REDEMPTION NOTICE. Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Trust by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

      All notices of redemption shall state:

            (a)   the Redemption Date;

            (b)   the price at which the Notes of such Class will be redeemed;
and

            (c) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for final payment (which shall be the office or agency of the Trust to be maintained as provided in Section 3.02 hereof), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

      Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

      Section 10.03. NOTES PAYABLE ON OPTIONAL REDEMPTION. Notice of redemption having been given as provided in Section 10.02 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable and (unless the Trust shall default in such payment) no interest shall accrue on such Notes for any period after such Redemption Date; provided, however, that if such payment is not made on the Redemption Date, the Note Principal Balance shall, until paid, bear interest from the Redemption Date at the applicable Note Rate.

      Section 10.04. AUCTION SALE. If the Sponsor does not elect to exercise its clean-up call option pursuant to Section 10.01 hereof with respect to either Class or both Classes of Notes within three months after the related Clean-up Call Date, on the following Payment Date, the Indenture Trustee will begin an auction process to sell the remaining Mortgage Loans in the related Sub-Trust or Sub-Trusts. The amounts received from the auction sale must be sufficient to redeem the Notes for an amount equal to the aggregate outstanding Note Principal Balance of the related Class or Classes of Notes, plus all accrued and unpaid interest thereon including shortfalls of Interest Carry-forward Amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap Carry-Forward Amount), the Indenture Trustee's fees and expenses associated with such auction sale (including any fees and expenses associated with engaging a third-party as agent to assist in the auction sale process), unreimbursed advances due and owing to the

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Master Servicer and all amounts due and owing to the Note Insurer (such aggregate amount, the "MINIMUM SALE PRICE").

      However, if Noteholders representing 66 2/3% of the outstanding principal balance of the related Class or Classes of Notes consent and the Note Insurer consents, the Indenture Trustee may sell the Mortgage Loans remaining in the related Sub-Trust or Sub-Trusts after the Clean-up Call Date for less than the Minimum Sale Price. The Indenture Trustee will submit a claim to the Note Insurer for any resulting shortfalls in Insured Amounts pursuant to Section 8.03 hereof. Additionally, to the extent that the auction sale would not produce sufficient proceeds and the Noteholders do not consent to sell the Mortgage Loans for less than the Minimum Sale Price, the Note Insurer may exercise the clean-up call option with respect to the related Class or Classes of Notes for the Minimum Sale Price (such funds to be distributed according to the priority established, as applicable, in Section 5.07). In any event, the Indenture Trustee shall be entitled to reimbursement of its costs and expenses of any such sale (including any fees and expenses associated with engaging a third-party to assist in any attempted auction sale).

      In addition, so long as the auction process continues with respect to one Group, all payments from that Group that would normally be distributed to the Certificateholders pursuant to Section 8.02(x) or 5.07(l) hereof will be distributed to the Noteholders of the related Class and applied as principal and all payments from the other Group that would normally be distributed to the Certificateholders will be deposited in the Reserve Account.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.01. COMPLIANCE CERTIFICATES AND OPINIONS(a) . (a) Upon any application or request by any Person to the Indenture Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

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

            (i) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

            (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Wherever in this Indenture, in connection with any application or certificate or report to the indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the reporting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the

Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(ii) hereof.

      Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01 (d) hereof.

      Section 11.03. ACTS OF NOTEHOLDERS(a) . (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c)   The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon; whether or not notation of such action is made upon such Notes.

      Section 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, THE NOTE INSURER AND TRUST. Any request, demands authorization, direction, notice, consent, waiver or Act of

Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office solely for Note transfer purposes, and for all other purposes, to Wells Fargo Bank Minnesota, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services (Accredited Series 2002-1); or

            (b) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01
(c) and (d)) hereof if in writing and mailed, first-class postage prepaid, to the Trust addressed to it at Accredited Mortgage Loan Trust 2002-1, in care of U.S. Bank Trust National Association, 400 North Michigan Avenue, Chicago, Illinois 60611, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

            (c) the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Ambac Assurance Corporation addressed to it at One State Street Plaza, New York, New York 10004, Attention: Surveillance Department (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Note Insurance Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or at any other address previously furnished in writing to the Indenture Trustee by the Note Insurer; or

            (d) the Sponsor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California, 92128, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Sponsor; or

            (e) the Master Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California 92128, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Master Servicer; or

            (f) the Underwriter by any party or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10219,

Attention: Samir A. Tabet, or at any other address previously furnished in writing to the Indenture Trustee by the Underwriter; or

            (g) the Backup Servicer by the Master Servicer or the Indenture Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Countrywide Home Loans, Inc., 7105 Corporate Drive, Plano, Texas 75024, Attention: Accredited Mortgage Loan Trust 2002-1; or at any other address previously furnished in writing to the Indenture Trustee by the Backup Servicer.

      Notices required to be given to the Rating Agencies by the Trust or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10004 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York, 10041,
Attention: Asset-Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties; or

      Section 11.05. NOTICES AND REPORTS TO NOTEHOLDERS; WAIVER OF NOTICES. Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whole such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      Section 11.06. RULES BY INDENTURE TRUSTEE. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

      Section 11.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

      Section 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 11.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

      Section 11.10. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Note Insurer, the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 hereof and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 11.12. LEGAL HOLIDAYS. In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any
Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

      Section 11.13. GOVERNING LAW. IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.14. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 11.15. RECORDING OF INDENTURE. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Master Servicer, on behalf of the Trust, and at its expense in compliance with any Opinion of Counsel delivered pursuant to Sections 2.11 (c) or 3.06 hereof.

      Section 11.16. TRUST OBLIGATION(a) . (a) No recourse, may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any manner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

            (b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust, National Association but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

      Section 11.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Sponsor or the Trust, or join in any institution against the Sponsor or the

Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the Holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Sponsor or the Trust, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

      This Section 11.17 will survive for one year and one day following the termination of this indenture.

      Section 11.18. INSPECTION. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Insurer, during the Trust's normal business hours, to examine all of books of account, records, reports and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Trust hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.18 shall be borne by the Trust.

      Section 11.19. USURY. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "HIGHEST LAWFUL RATE"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Trust, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trust or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

      Section 11.20. NOTE INSURER DEFAULT. Any right conferred to the Note Insurer shall be suspended during any period in which a Note Insurer Default exists. At such time as the Notes are no longer Outstanding under this Indenture, and no amounts owed to the Note Insurer under the Basic Documents remain unpaid, the Note Insurer's rights under this Indenture shall terminate.

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

      Section 11.21. THIRD-PARTY BENEFICIARY. The Note Insurer is intended as a third-party beneficiary of this Indenture which shall be binding upon and inure to the benefit of the Note Insurer; provided, that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Note Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the
Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     ACCREDITED MORTGAGE LOAN
                                          TRUST 2002-1
                                     By:  U.S. BANK TRUST, NATIONAL ASSOCIATION,
                                          not in its individual capacity, but
                                          solely  as Owner Trustee under the
                                          Trust Agreement



                                     By:   /s/  Patricia M. Child
                                        ----------------------------------------
                                        Name: Patricia M. Child
                                        Title:   Vice President

                                     WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Indenture Trustee



                                     By:   /s/  Jack A. Aini
                                        ----------------------------------------
                                        Name: Jack A. Aini
                                        Title:   Vice President

                                        TABLE OF CONTENTS


                                                                                              PAGE


                                     ARTICLE I
                                    DEFINITIONS

Section 1.01.       General Definitions.........................................................3


                                   ARTICLE II
                                    THE NOTES

Section 2.01.       Forms Generally.............................................................3
Section 2.02.       Form of Certificate of Authentication.......................................3
Section 2.03.       General Provisions with Respect to Principal and Interest Payment...........3
Section 2.04.       Denominations...............................................................4
Section 2.05.       Execution, Authentication, Delivery and Dating..............................4
Section 2.06.       Registration, Registration of Transfer and Exchange.........................5
Section 2.07.       Mutilated, Destroyed, Lost or Stolen Notes..................................6
Section 2.08.       Payments of Principal and Interest..........................................7
Section 2.09.       Persons Deemed Owner........................................................9
Section 2.10.       Cancellation................................................................9
Section 2.11.       Authentication and Delivery of Notes.......................................10
Section 2.12.       Book-Entry Note............................................................11
Section 2.13.       Termination of Book Entry System...........................................12


                                   ARTICLE III
                                    COVENANTS

Section 3.01.       Payment of Notes...........................................................13
Section 3.02.       Maintenance of Office or Agency............................................13
Section 3.03.       Money for Note Payments to Be Held in Trust................................13
Section 3.04.       Existence of Trust.........................................................15
Section 3.05.       Protection of Trust Estate.................................................16
Section 3.06.       Opinions as to the Trust Estate............................................16
Section 3.07.       Performance of Obligations.................................................17
Section 3.08.       Investment Company Act.....................................................17
Section 3.09.       Negative Covenants.........................................................17
Section 3.10.       Annual Statement as to Compliance..........................................18
Section 3.11.       Restricted Payments........................................................19
Section 3.12.       Treatment of Notes as Debt for Tax Purposes................................19
Section 3.13.       Notice of Events of Default................................................19
Section 3.14.       Further Instruments and Acts...............................................19


                                   ARTICLE IV
                            SATISFACTION AND DISCHARGE

Section 4.01.       Satisfaction and Discharge of Indenture....................................19
Section 4.02.       Application of Trust Money.................................................21
Section 4.03.       Subrogation and Cooperation................................................21


                                   ARTICLE V
                              DEFAULTS AND REMEDIES

Section 5.01.       Event of Default...........................................................22
Section 5.02.       Acceleration of Maturity; Rescission and Annulment.........................23
Section 5.03.       Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..24
Section 5.04.       Remedies...................................................................24
Section 5.05.       Indenture Trustee May File Proofs of Claim.................................25
Section 5.06.       Indenture Trustee May Enforce Claims Without Possession of Notes...........25
Section 5.07.       Application of Money Collected.............................................26
Section 5.08.       Limitation on Suits........................................................27
Section 5.09.       Unconditional Rights of Noteholders to Receive Principal and Interest......28
Section 5.10.       Restoration of Rights and Remedies.........................................28
Section 5.11.       Rights and Remedies Cumulative.............................................29
Section 5.12.       Delay or Omission Not Waiver...............................................29
Section 5.13.       Control by Noteholders.....................................................29
Section 5.14.       Waiver of Past Defaults....................................................29
Section 5.15.       Undertaking for Costs......................................................30
Section 5.16.       Waiver of Stay or Extension Laws...........................................30
Section 5.17.       Sale of Trust Estate.......................................................30
Section 5.18.       Action on Notes............................................................32
Section 5.19.       No Recourse................................................................32
Section 5.20.       Application of the Trust Indenture Act.....................................32
Section 5.21.       Suspension and Termination of Note Insurer's Rights........................32

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

Section 6.01.       Duties of Indenture Trustee................................................33
Section 6.02.       Notice of Default..........................................................35
Section 6.03.       Rights of Indenture Trustee................................................36
Section 6.04.       Not Responsible for Recitals, Issuance of Notes or Mortgage Loans..........37
Section 6.05.       May Hold Notes.............................................................37
Section 6.06.       Money Held in Trust........................................................37
Section 6.07.       Eligibility, Disqualification..............................................38
Section 6.08.       Indenture Trustee's Capital and Surplus....................................38


Section 6.09.       Resignation and Removal; Appointment of Successor..........................38
Section 6.10.       Acceptance of Appointment by Successor Indenture Trustee...................39
Section 6.11.       Merger, Conversion, Consolidation or Succession to Business of Indenture
                    Trustee....................................................................40
Section 6.12.       Preferential Collection of Claims Against Trust............................40
Section 6.13.       Co-Indenture Trustees and Separate Indenture Trustees......................40
Section 6.14.       Authenticating Agents......................................................41
Section 6.15.       Review of Mortgage Files...................................................43
Section 6.16.       Indenture Trustee Fees and Expenses Indemnification........................43

                                   ARTICLE VII
                           NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.       Note Registrar to Furnish Indenture Trustee Names and Addresses of
                    Noteholders................................................................44
Section 7.02.       Preservation of Information: Communications to Noteholders.................44
Section 7.03.       Reports by Indenture Trustee...............................................45
Section 7.04.       Reports by Trust...........................................................45

                                           ARTICLE VIII
                      ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01.       Accounts; Investment; Collection of Moneys.................................45
Section 8.02.       Payments; Statements.......................................................48
Section 8.03.       Claims against the Note Insurance Policy...................................49
Section 8.04.       General Provisions Regarding the Payment Accounts and Mortgage Loans.......51
Section 8.05.       Releases of Deleted Mortgage Loans.........................................53
Section 8.06.       Reports by Indenture Trustee to Noteholders; Access to Certain Information.53
Section 8.07.       Release of Trust Estate....................................................54
Section 8.08.       Amendment to Sale and Servicing Agreement..................................54
Section 8.09.       Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement....54
Section 8.10.       Master Servicer as Agent...................................................54
Section 8.11.       Termination of Master Servicer.............................................54
Section 8.12.       Opinion of Counsel.........................................................55
Section 8.13.       Appointment of Collateral Agents...........................................55
Section 8.14.       Rights of the Note Insurer to Exercise Rights of Noteholders...............55
Section 8.15.       Trust Estate and Accounts Held for Benefit of the Note Insurer.............56


                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

Section 9.01.       Supplemental Indentures Without Consent of Noteholders.....................56
Section 9.02.       Supplemental Indentures with Consent of Noteholders........................57
Section 9.03.       Execution of Supplemental Indentures.......................................58
Section 9.04.       Effect of Supplemental Indentures..........................................58
Section 9.05.       Conformity With Trust Indenture Act........................................59
Section 9.06.       Reference in Notes to Supplemental Indentures..............................59
Section 9.07.       Amendments to Governing Documents..........................................59

                                   ARTICLE X
                             REDEMPTION OF NOTES

Section 10.01.      Redemption.................................................................60
Section 10.02.      Form of Redemption Notice..................................................61
Section 10.03.      Notes Payable on Optional Redemption.......................................61
Section 10.04.      Auction Sale...............................................................61


                                   ARTICLE XI
                                  MISCELLANEOUS

Section 11.01.      Compliance Certificates and Opinions.......................................62
Section 11.02.      Form of Documents Delivered to Indenture Trustee...........................63
Section 11.03.      Acts of Noteholders........................................................64
Section 11.04.      Notices, etc., to Indenture Trustee, the Note Insurer and Trust............64
Section 11.05.      Notices and Reports to Noteholders; Waiver of Notices......................66
Section 11.06.      Rules by Indenture Trustee.................................................66
Section 11.07.      Conflict with Trust Indenture Act..........................................67
Section 11.08.      Effect of Headings and Table of Contents...................................67
Section 11.09.      Successors and Assigns.....................................................67
Section 11.10.      Separability...............................................................67
Section 11.11.      Benefits of Indenture......................................................67
Section 11.12.      Legal Holidays.............................................................67
Section 11.13.      Governing Law..............................................................67
Section 11.14.      Counterparts...............................................................68
Section 11.15.      Recording of Indenture.....................................................68
Section 11.16.      Trust Obligation...........................................................68
Section 11.17.      No Petition................................................................68
Section 11.18.      Inspection.................................................................69
Section 11.19.      Usury......................................................................69
Section 11.20.      Note Insurer Default.......................................................69
Section 11.21.      Third-Party Beneficiary....................................................70

                       APPENDICES, SCHEDULES AND EXHIBITS

Appendix 1         Defined Terns

Schedule 1         Mortgage Loan Schedule

Exhibit A          Form of Note

                              CROSS-REFERENCE TABLE

Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

Trust Indenture Act of 1939                                  Indenture Section
---------------------------                                  ------------------

                                                                     EXHIBIT 4.2
                                                                    ------------